EXHIBIT 99.1


Attached, please find an updated structural termsheet for the MLMT 2005-LC1

Changes from Red: A-2FL combined into A-2; A-3 downsized and A3-FL Upsized by $38,333,500; A4 downsized by $25,000,000; A4-FC created.


This material is for your information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation of issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-248-3580. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Neither the information, recommendations or opinions expressed herein constitutes an offer to buy or sell any securities, futures, options, or investment products.
--------------------------------------------------------------------------------
The information herein has been obtained from various sources. We do not guarantee its accuracy. Neither the information, recommendations or opinions expressed herein constitutes an offer to buy or sell any securities, futures, options, or investment products. Foreign currency denominated investments are subject to fluctuation in exchange rates that could have a positive or adverse effect on the investor's return.
--------------------------------------------------------------------------------

MLMT 05-LC1

Settle Date 12/28/2005
Pricing Date

Changes from Red: A-2FL combined into A-2; A-3 downsized and A3-FL Upsized by $38,333,500; A4 downsized by $25,000,000; A4-FC created.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                  Prin  Expected
       Tranche Moody's  S&P  Public/Pvt           Face    %     Sub Level   WAL   Prin Window   Window  Maturity  Day Count
---------------------------------------------------------------------------------------------------------------------------
A1           Aaa        AAA  Public         51,000,000   3.298     30.000   2.82  01/06-08/10     1-56  08/12/10   30/360
A2           Aaa        AAA  Public        104,847,000   6.781     30.000   4.84  08/10-11/10   56- 59  11/12/10   30/360
A3           Aaa        AAA  Public         43,000,000   2.781     30.000   6.81  10/12-11/12   82- 83  11/12/12   30/360
A3-FL        Aaa        AAA  Public        119,667,000   7.739     30.000   6.81  10/12-11/12   82- 83  11/12/12   Act/360
A1A          Aaa        AAA  Public*       225,100,000  14.558     30.000   9.18  01/06-12/15    1-120  12/12/15   30/360
ASB          Aaa        AAA  Public         88,067,000   5.695     30.000   7.16  11/10-05/15   59-113  05/12/15   30/360
A4           Aaa        AAA  Public        425,698,000  27.531     30.000   9.82  05/15-12/15  113-120  12/12/15   30/360
A4-FC        Aaa        AAA  Public*        25,000,000   1.617     30.000   9.82  05/15-12/15  113-120  12/12/15   30/360
AM           Aaa        AAA  Public        154,625,000  10.000     20.000   9.96  12/15-12/15  120-120  12/12/15   30/360
AJ           Aaa        AAA  Public         94,708,000   6.125     13.875   9.96  12/15-12/15  120-120  12/12/15   30/360
B            Aa2        AA   Public         32,858,000   2.125     11.750   9.96  12/15-12/15  120-120  12/12/15   30/360
C            Aa3        AA-  Public         15,463,000   1.000     10.750   9.96  12/15-12/15  120-120  12/12/15   30/360
D            A2          A   Public         28,992,000   1.875      8.875   9.96  12/15-12/15  120-120  12/12/15   30/360
E                            Private*       15,463,000   1.000      7.875   9.96  12/15-12/15  120-120  12/12/15   30/360
F                            Private*       25,126,000   1.625      6.250   9.96  12/15-12/15  120-120  12/12/15   30/360
G                            Private*       19,329,000   1.250      5.000   9.96  12/15-12/15  120-120  12/12/15   30/360
H                            Private*       21,261,000   1.375      3.625   9.96  12/15-12/15  120-120  12/12/15   30/360
J                            Private*        7,731,000   0.500      3.125  10.03  12/15-01/16  120-121  01/12/16   30/360
K                            Private*        5,798,000   0.375      2.750  10.04  01/16-01/16  121-121  01/12/16   30/360
L                            Private*        5,799,000   0.375      2.375  10.04  01/16-01/16  121-121  01/12/16   30/360
M                            Private*        5,798,000   0.375      2.000  10.04  01/16-01/16  121-121  01/12/16   30/360
N                            Private*        5,799,000   0.375      1.625  10.04  01/16-01/16  121-121  01/12/16   30/360
P                            Private*        3,865,000   0.250      1.375  10.04  01/16-01/16  121-121  01/12/16   30/360
Q                            Private*       21,261,943   1.375      0.000  10.13  01/16-11/20  121-179  11/12/20   30/360
IO                           Private*    1,546,255,943                      8.73                 1-179  11/12/20   30/360

                             *Not Offered

    Dated Date 12/1/2005 for Fixed Rate Bonds and 12/28/05 for A3-FL & A4-FC Settle Date 12/28/2005
         Delay 11 for Fixed Rate Bonds and 0 for A3-FL & A4-FC
First Pay Date 1/12/2006


This material is for your information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation of issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-248-3580. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Neither the information, recommendations or opinions expressed herein constitutes an offer to buy or sell any securities, futures, options, or investment products.

MLMT 2005-LC1 - New Issue $1,546,255,943 Fixed Rate CMBS
Merrill Lynch Mortgage Trust 2005-LC1,
Commercial Mortgage Pass-Through Certificates Series, 2005-LC1

Class   Size($mm)   (M/S)     Sub Lvl      WAL Prin Window   Launch
A1        51.00      Aaa/AAA     30.000    2.817    1 -  56   S+10
A2       104.85      Aaa/AAA     30.000    4.836   56 -  59   S+24
A3        43.00      Aaa/AAA     30.000    6.805   82 -  83   S+33
A3FL     119.67      Aaa/AAA     30.000    6.805   82 -  83   L+23
A1A      225.10      Aaa/AAA     30.000        **NOT OFFERED**
ASB       88.07      Aaa/AAA     30.000    7.164   59 - 113   S+32
A4       425.70      Aaa/AAA     30.000    9.821  113 - 120   S+30-31
A4FC      25.00      Aaa/AAA     30.000        **NOT OFFERED**
AM       154.63      Aaa/AAA     20.000    9.956  120 - 120   S+36
AJ        94.71      Aaa/AAA     13.875    9.956  120 - 120   S+42-43
B         32.86      Aa2/AA      11.750    9.956  120 - 120   S+50
C         15.46      Aa3/AA-     10.750    9.956  120 - 120   S+54
D         28.99       A2/A        8.875    9.956  120 - 120   S+60

Pricing Friday Morning.

This material is for your information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, LaSalle Financial Services, Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation of issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-248-3580. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Neither the information, recommendations or opinions expressed herein constitutes an offer to buy or sell any securities, futures, options, or investment products.
--------------------------------------------------------------------------------
The information herein has been obtained from various sources. We do not guarantee its accuracy. Neither the information, recommendations or opinions expressed herein constitutes an offer to buy or sell any securities, futures, options, or investment products. Foreign currency denominated investments are subject to fluctuation in exchange rates that could have a positive or adverse effect on the investor's return.
--------------------------------------------------------------------------------